UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 23, 2019

(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2013-C17

(Central Index Key Number of issuing entity: 0001593269)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number of sponsor: 0000835271)

Barclays Bank PLC

(Central Index Key Number of sponsor: 0000312070)

GE Capital US Holdings, Inc. (successor in interest to certain obligations of General Electric Capital Corporation)

(Central Index Key Number of sponsor: 0001660492)

Redwood Commercial Mortgage Corporation

(Central Index Key Number of sponsor: 0001567746)

RAIT Funding, LLC

(Central Index Key Number of sponsor: 0001587045)

 (Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number of registrant: 0001013611)

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

333-190246-02

(Commission File No.)

13-3789046

(IRS Employer Identification No.)

383 Madison Avenue

New York, New York

(Address of principal executive offices)

10179

(Zip Code)

Registrant’s telephone number, including area code   (212) 272-6858

Not Applicable

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 6 - Asset-Backed Securities

Item 6.02. Change of Servicer or Trustee.

Effective July 23, 2019, pursuant to Section 7.01 of the Pooling and Servicing Agreement, dated as of November 1, 2013, relating to J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C16, out of which The Aire Mortgage Loan (8.3% of the initial principal balance of the mortgage pool) is being serviced, CWCapital Asset Management LLC (“CWCAM”), a Delaware limited liability company, has been appointed the special servicer.  The principal executive offices of CWCAM are located at 7501 Wisconsin Avenue, Suite 500 West, Bethesda, Maryland 20814.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)
Date: July 23, 2019
	By:	/s/ Bradley J. Horn
Name: Bradley J. Horn
Title: Executive Director